Exhibit 99.1

Grindr Unveils 2025 Product Roadmap, Including Six New Intent-Based Travel and AI Personalization Products

New Products Will Build on 2024 Momentum and Drive More Meaningful Connections for Users

WEST HOLLYWOOD, Calif. – January 21, 2025 – Grindr Inc. (NYSE: GRND), the Global Gayborhood in Your PocketTM, today unveiled an ambitious product roadmap for 2025, consisting of the most robust set of launches in its history. New products and features coming to Grindr in 2025 will continue to expand user intents and use cases across the app, including enhanced personalization and travel features.

“Our goal is to build out a world-class app that serves as the Global Gayborhood in Your Pocket,” said Grindr CEO George Arison. “This year, we’ll introduce groundbreaking features to enhance the Grindr experience like never before, bringing our vision for intent-based connections to life. We’re creating products that add value for our users, enabling us to deliver an awesome app for them and great long-term results for our shareholders. I can’t wait to see how our users respond to these exciting innovations.”

With user engagement and meaningful connections in mind, Grindr expects to launch at least six new products and features in 2025, many of which are new additions to the roadmap the company announced last June:

•AI Personalization:
◦Chat Summaries, powered by the AI Wingman assistant, create summaries of conversations so users can quickly access the history of their chats with the most relevant information and pick up where they left off.
◦“A-list”1 automatically creates a select list of users a user has previously interacted with, based on meaningful conversations and high-potential matches, making it easy to reengage when the moment is right.
◦For You provides smart, personalized recommendations for users who may be a match based on preferences and intentions.
◦Discover is a new area in the app where users are served relevant profiles recommended from around the world based on their interests.
•Travel Expansion:
◦The new Explore Heatmap lets users quickly identify the lively local hotspots and the aggregated density of Grindr users in specific neighborhoods in their city or other cities around the world.
◦Travel Pass is the ultimate travel package for any trip, including unlimited Roam and Boost for more visibility and faster connections, a “Visitor” tag on users’ profiles, and chat translations for seamless communication.
•Gayborhood Expansion:
◦This year, Grindr will also begin testing new Gayborhood products and services beyond the core business, including in the health and wellness sector.

Concurrently, the company will continue to work on building out its “Relationships” use case, as well as other add-on products announced last year.

2024 Launches
Launches planned for 2025 come on the heels of significant progress on new and existing products and features in 2024, including:
•Right Now, Grindr’s first intent-based product for enabling people to easily find others who want an immediate connection. It is currently being tested in Washington, D.C. and Australia, and has been very well received by users. It will be launched more widely by the end of Q2 and will be available globally by end of 2025.
•Roam allows users to make connections ahead of an upcoming trip. Launched in Spring 2024 in select markets, it was fully rolled out globally last year.
•Super Boost lets a user put their profile front and center for twice as long and lets them select certain parameters like age and position so that their profile is boosted to other users that match their interests. Super Boost is currently available to over half of users and we plan to make it available to the entire Grindr community by the second half of 2025.
•AI assistant Wingman has already been rolled out in testing with 10,000 users in the U.S., several quarters ahead of schedule. The test group will continue to grow throughout 2025, while Wingman will power several new features being launched this year.

“Over the last several years, we’ve made significant investments in technology, and in 2024, users experienced major strides with new product launches like Right Now, Interest, and Roam. Our team’s rapid innovation has allowed us to expand our roadmap with new features beyond what we announced only last June,” said AJ Balance, Grindr’s Chief Product Officer. “I’m especially excited about integrating responsible AI and ML to create a more personalized and impactful experience for our users.”

Note:
1Working name, subject to change.

About Grindr Inc.

With more than 14.5 million monthly active users, Grindr has grown to become the Global Gayborhood in Your PocketTM, on a mission to make a world where the lives of our global community are free, equal, and just. Available in 190 countries and territories, Grindr is often the primary way for our users to connect, express themselves, and discover the world around them. Since 2015, Grindr for Equality has advanced human rights, health, and safety for millions of LGBTQ+ people in partnership with organizations in every region of the world. Grindr has offices in West Hollywood, the Bay Area, Chicago, and New York. The Grindr app is available on the App Store and Google Play.

Forward-Looking Statements

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The forward-looking statements, including statements regarding our expectations about the Company’s product roadmap; improvements and changes in user experience; products and features, including AI-driven features; launch plans, including the anticipated testing and launch of new products in 2025; and anticipated results for shareholders, reflect our current views about our business and future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance, and there are no guarantees that any events or transactions described will happen as described (or that they will happen at all). Factors that could cause actual results, performance, and future events to differ materially from those set forth in or contemplated by the forward-looking statements include those included in our filings with the Securities and Exchange Commission. For a further discussion of factors that could cause our future results, performance, or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the Securities and Exchange Commission from time to time.

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Press@grindr.com
Source: Grindr Inc.